UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

ALTO INGREDIENTS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South Second Street Pekin, Illinois	61554
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ALTO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Stockholders (“Annual Meeting”) of Alto Ingredients, Inc. (the “Company”) was held on June 22, 2023. The following proposals were approved at the Annual Meeting by the votes indicated:

Proposal One: To elect five directors to serve on the Company’s board of directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. The nominees for election were Michael D. Kandris, Maria G. Gray, Douglas L. Kieta, Gilbert E. Nathan and Dianne S. Nury.

The following nominees were elected by the votes indicated to serve as directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified:

Name	Total Votes for Director	Total Votes Withheld from Director	Total Broker Non-Votes
Michael D. Kandris	36,734,265	1,001,878	15,616,443
Maria G. Gray	36,785,440	950,703	15,616,443
Douglas L. Kieta	33,519,763	4,216,380	15,616,443
Gilbert E. Nathan	36,465,430	1,270,713	15,616,443
Dianne S. Nury	35,181,727	2,554,416	15,616,443

Proposal Two: To approve the 2022 compensation of the Company’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“say-on-pay”).

Total Votes
For	31,475,018
Against	6,076,809
Abstain	184,316
Broker Non-Votes	15,616,443

Proposal Three: To approve an amendment to the Company’s 2016 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 8,900,000 shares to 11,400,000 shares.

Total Votes
For	28,316,771
Against	9,337,222
Abstain	82,150
Broker Non-Votes	15,616,443

Proposal Four: To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Total Votes
For	51,746,796
Against	1,152,716
Abstain	453,074
Broker Non-Votes	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2023	ALTO INGREDIENTS, INC.

	By:	/S/ AUSTE M. GRAHAM
Auste M. Graham, Vice President, General Counsel & Secretary